Exhibit 24.2


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints Eugene M. Bullis, John R. Kline and Karl W. Kindig, and each of them individually, his true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on his behalf, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (No. 333-129555) together with all schedules and exhibits thereto,
(ii) act on his behalf, sign and file with the Securities and Exchange Commission any registration statement relating to this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, (iii) act on his behalf, sign and file with the Securities and Exchange Commission any exhibits to this Registration Statement or any such registration statement or amendments (including post-effective amendments), (iv) act on his behalf, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (v) act on his behalf and file any supplement to any prospectus included in this Registration Statement or any such registration statement or amendment and (vi) take any and all actions which may be necessary, or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact, any of them or any of his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Dated this 30th day of November, 2005.


                                     /s/ Michael S. Shannon
                                     ------------------------------------------
                                     Michael S. Shannon